Shareholder Vote:
Deadline Jan 14, 2026

Vote YES

DEADLINE TO VOTE: January 14, 2026, at 11:59 p.m., Eastern Time

VOTE BY PHONE: Call Alliance Advisors, Bitmine's proxy solicitor, toll-free at **1-855-206-1722** if in North America. International voters can call **+1-973-284-7477**. You can also contact Alliance Advisors if you have any questions about voting.

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:
If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.
If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:
vote at www.proxyvote.com
Commonly Used Brokers:
Charles Schwab
Fidelity
Morgan Stanley
Merrill Lynch

BY INTERNET:
vote at www.proxypush.com
Commonly Used Brokers:
Interactive Brokers
Webull
Trading 212

DEADLINE TO VOTE: January 14, 2026, at 11:59 p.m., Eastern Time

VOTE BY PHONE: Call Alliance Advisors, Bitmine's proxy solicitor, toll-free at **1-855-206-1722** if in North America. International voters can call **+1-973-284-7477**. You can also contact Alliance Advisors if you have any questions about voting.

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:
If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.
If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:
vote at www.proxyvote.com
Commonly Used Brokers:
Charles Schwab
Fidelity
Morgan Stanley
Merrill Lynch

BY INTERNET:
vote at www.proxypush.com
Commonly Used Brokers:
Interactive Brokers
Webull
Trading 212

BITMINE BMNR

Vote YES



Illustrative | For Discussion Purposes

BITMINE BMNR

Vote YES


3081
+1 (862) 457-1663
Good day T [redacted]
This is Exdi with Alliance Advisors, on behalf of your investment with Bitmine Immersion Technologies, Inc. and the Board of Directors.
The Annual Meeting of Stockholders is fast approaching, and according to our records, we have not received your vote.
To review the meeting proposals, please click the following link:
https://www.sec.gov/Archives/edgar/data/1829311/000149315225026868/formdef14a.htm
To prevent any additional correspondence or phone calls, please contact us at 1-855-206-1722, or vote using the link below.
http://vote.allianceadvisors.com/votes/
[redacted]
Thank you for your attention to this matter.
STOP to END

BITMINE BMNR

Vote **YES**



3081
+1 (862) 457-1663
Good day T [redacted]
This is Exdi with Alliance Advisors, on behalf of your investment with Bitmine Immersion Technologies, Inc. and the Board of Directors.
The Annual Meeting of Stockholders is fast approaching, and according to our records, we have not received your vote.
To review the meeting proposals, please click the following link:
https://www.sec.gov/Archives/edgar/data/1829311/000149315225026868/formdef14a.htm
To prevent any additional correspondence or phone calls, please contact us at 1-855-206-1722, or vote using the link below.
http://vote.allianceadvisors.com/votes/
[redacted]
Thank you for your attention to this matter.
STOP to ND

Click link

Illustrative | For Discussion Purposes



BITMINE BMNR
Vote YES
3081
+1 (862) 457-1663
Good day T [redacted]
This is Exdi with Alliance Advisors, on behalf of your investment with Bitmine Immersion Technologies, Inc. and the Board of Directors.
The Annual Meeting of Stockholders is fast approaching, and according to our records, we have not received your vote.
To review the meeting proposals, please click the following link:
https://www.sec.gov/Archives/edgar/data/1829311/000149315225026868/formdef14a.htm
To prevent any additional correspondence or phone calls, please contact us at 1-855-206-1722, or vote using the link below.
http://vote.allianceadvisors.com/votes/
[redacted]
Thank you for your attention to this matter.
STOP to END
Click link
vote.allianceadvisors.com
BITMINE IMMERSION TECHNOLOGIES INC.
BitMine
Your Board of Directors unanimously recommends that Stockholders vote FOR all of the proposals on the agenda.
- 1.1 Elect Director: Thomas Lee
- 1.2 Elect Director: Chi Tsang
- 1.3 Elect Director: Michael Maloney
- 1.4 Elect Director: Lori Love
- 1.5 Elect Director: David Sharbutt
- 1.6 Elect Director: Jason Edgeworth
- 1.7 Elect Director: Olivia Howe
- 1.8 Elect Director: Robert Sechan
- 2. To approve the charter amendment to increase the number of authorized shares of Common Stock
- 3. To approve the 2025 Omnibus Incentive Plan
vote.allianceadvisors.com
- 1.2 Elect Director: Chi Tsang
- 1.3 Elect Director: Michael Maloney
- 1.4 Elect Director: Lori Love
- 1.5 Elect Director: David Sharbutt
- 1.6 Elect Director: Jason Edgeworth
- 1.7 Elect Director: Olivia Howe
- 1.8 Elect Director: Robert Sechan
- 2. To approve the charter amendment to increase the number of authorized shares of Common Stock
- 3. To approve the 2025 Omnibus Incentive Plan
- 4. To approve, on a non-binding advisory basis, the special, performance-based compensation arrangement for the executive chairman
Would you like to vote?
Yes
No
Illustrative | For Discussion Purposes


BITMINE BMNR
Vote YES
3081
+1 (862) 457-1663
Good day T [redacted]
This is Exdi with Alliance Advisors, on behalf of your investment with Bitmine Immersion Technologies, Inc. and the Board of Directors.
The Annual Meeting of Stockholders is fast approaching, and according to our records, we have not received your vote.
To review the meeting proposals, please click the following link:
https://www.sec.gov/Archives/edgar/data/1829311/000149315225026868/formdef14a.htm
To prevent any additional correspondence or phone calls, please contact us at 1-855-206-1722, or vote using the link below.
http://vote.allianceadvisors.com/votes/
[redacted]
Thank you for your attention to this matter.
STOP to END
vote.allianceadvisors.com
BITMINE IMMERSION TECHNOLOGIES INC.
BitMine
Your Board of Directors unanimously recommends that Stockholders vote FOR all of the proposals on the agenda.
- 1.1 Elect Director: Thomas Lee
- 1.2 Elect Director: Chi Tsang
- 1.3 Elect Director: Michael Maloney
- 1.4 Elect Director: Lori Love
- 1.5 Elect Director: David Sharbutt
- 1.6 Elect Director: Jason Edgeworth
- 1.7 Elect Director: Olivia Howe
- 1.8 Elect Director: Robert Sechan
- 2. To approve the charter amendment to increase the number of authorized shares of Common Stock
- 3. To approve the 2025 Omnibus Incentive Plan
vote.allianceadvisors.com
- 1.2 Elect Director: Chi Tsang
- 1.3 Elect Director: Michael Maloney
- 1.4 Elect Director: Lori Love
- 1.5 Elect Director: David Sharbutt
- 1.6 Elect Director: Jason Edgeworth
- 1.7 Elect Director: Olivia Howe
- 1.8 Elect Director: Robert Sechan
- 2. To approve the charter amendment to increase the number of authorized shares of Common Stock
- 3. To approve the 2025 Omnibus Incentive Plan
- 4. To approve, on a non-binding advisory basis, the special, performance-based compensation arrangement for the executive chairman
Would you like to vote?
Yes
No
Illustrative | For Discussion Purposes



BITMINE BMNR
Vote YES
3081
+1 (862) 457-1663
Good day T [redacted]
This is Exdi with Alliance Advisors, on behalf of your investment with Bitmine Immersion Technologies, Inc. and the Board of Directors.
The Annual Meeting of Stockholders is fast approaching, and according to our records, we have not received your vote.
To review the meeting proposals, please click the following link:
https://www.sec.gov/Archives/edgar/data/1829311/000149315225026868/formdef14a.htm
To prevent any additional correspondence or phone calls, please contact us at 1-855-206-1722, or vote using the link below.
http://vote.allianceadvisors.com/votes/
[redacted]
Thank you for your attention to this matter.
STOP to END
vote.allianceadvisors.com
BITMINE IMMERSION TECHNOLOGIES INC.
BitMine
Your Board of Directors unanimously recommends that Stockholders vote FOR all of the proposals on the agenda.
- 1.1 Elect Director: Thomas Lee
- 1.2 Elect Director: Chi Tsang
- 1.3 Elect Director: Michael Maloney
- 1.4 Elect Director: Lori Love
- 1.5 Elect Director: David Sharbutt
- 1.6 Elect Director: Jason Edgeworth
- 1.7 Elect Director: Olivia Howe
- 1.8 Elect Director: Robert Sechan
- 2. To approve the charter amendment to increase the number of authorized shares of Common Stock
- 3. To approve the 2025 Omnibus Incentive Plan
vote.allianceadvisors.com
- 1.2 Elect Director: Chi Tsang
- 1.3 Elect Director: Michael Maloney
- 1.4 Elect Director: Lori Love
- 1.5 Elect Director: David Sharbutt
- 1.6 Elect Director: Jason Edgeworth
- 1.7 Elect Director: Olivia Howe
- 1.8 Elect Director: Robert Sechan
- 2. To approve the charter amendment to increase the number of authorized shares of Common Stock
- 3. To approve the 2025 Omnibus Incentive Plan
- 4. To approve, on a non-binding advisory basis, the special, performance-based compensation arrangement for the executive chairman
Would you like to vote?
Yes
No
Click to vote
Illustrative | For Discussion Purposes

Vote YES

DEADLINE TO VOTE: January 14, 2026, at 11:59 p.m., Eastern Time

VOTE BY PHONE: Call Alliance Advisors, Bitmine's proxy solicitor, toll-free at **1-855-206-1722** if in North America. International voters can call **+1-973-284-7477**. You can also contact Alliance Advisors if you have any questions about voting.

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:
If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.
If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:
vote at www.proxyvote.com
Commonly Used Brokers:
Charles Schwab
Fidelity
Morgan Stanley
Merrill Lynch

BY INTERNET:
vote at www.proxypush.com
Commonly Used Brokers:
Interactive Brokers
Webull
Trading 212

Vote **YES**

DEADLINE TO VOTE: January 14, 2026, at 11:59 p.m., Eastern Time

VOTE BY PHONE:

Call Alliance Advisors, Bitmine's proxy solicitor, toll-free at **1-855-206-1722** if in North America.

International voters can call **+1-973-284-7477**.

You can also contact Alliance Advisors if you have any questions about voting.

Vote **YES**

DEADLINE TO VOTE: January 14, 2026, at 11:59 p.m., Eastern Time

VOTE BY PHONE:

Call Alliance Advisors, Bitmine's proxy solicitor, toll-free at **1-855-206-1722** if in North America.

International voters can call **+1-973-284-7477**.

You can also contact Alliance Advisors if you have any questions about voting.

Vote YES

DEADLINE TO VOTE: January 14, 2026, at 11:59 p.m., Eastern Time

VOTE BY PHONE:

Call Alliance Advisors, Bitmine's proxy solicitor, toll-free at **1-855-206-1722** if in North America.

International voters can call **+1-973-284-7477**.

You can also contact Alliance Advisors if you have any questions about voting.

BITMINE BMNR

Vote YES

DEADLINE TO VOTE: January 14, 2026, at 11:59 p.m., Eastern Time

VOTE BY PHONE: Call Alliance Advisors, Bitmine's proxy solicitor, toll-free at **1-855-206-1722** if in North America. International voters can call **+1-973-284-7477**. You can also contact Alliance Advisors if you have any questions about voting.

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:
If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.
If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card.***

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:
vote at www.proxyvote.com
Commonly Used Brokers:
Charles Schwab
Fidelity
Morgan Stanley
Merrill Lynch

BY INTERNET:
vote at www.proxypush.com
Commonly Used Brokers:
Interactive Brokers
Webull
Trading 212

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:

If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.

If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:

vote at www.proxyvote.com

Commonly Used Brokers:

Charles Schwab

Fidelity

Morgan Stanley

Merrill Lynch

BY INTERNET:

vote at www.proxypush.com

Commonly Used Brokers:

Interactive Brokers

Webull

Trading 212

Vote YES

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:

If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.

If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:
vote at www.proxyvote.com
Commonly Used Brokers:
Charles Schwab
Fidelity
Morgan Stanley
Merrill Lynch

BY INTERNET:
vote at www.proxypush.com
Commonly Used Brokers:
Interactive Brokers
Webull
Trading 212

Vote YES

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:

If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.

If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:
vote at www.proxyvote.com

Commonly Used Brokers:
Charles Schwab
Fidelity
Morgan Stanley
Merrill Lynch

BY INTERNET:
vote at www.proxypush.com

Commonly Used Brokers:
Interactive Brokers
Webull
Trading 212

Vote YES

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:
If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.
If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.


Tiger Corp
$11.64
Robinhood

BY INTERNET:
vote at www.proxypush.com
Commonly Used Brokers:
Interactive Brokers
Webull
Trading 212

Vote YES

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:
If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.
If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:
vote at **www.proxyvote.com**
Commonly Used Brokers:
Charles Schwab
Fidelity
Morgan Stanley
Merrill Lynch

BY INTERNET:
vote at www.proxypush.com
Commonly Used Brokers:
Interactive Brokers
Webull
Trading 212

Vote YES

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:

If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.

If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:

vote at **www.proxyvote.com**

Commonly Used Brokers:

Charles Schwab

Fidelity

Morgan Stanley

Merrill Lynch

Vote YES

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:

If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.

If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:

vote at **www.proxyvote.com**

Commonly Used Brokers:

Charles Schwab

Fidelity

Morgan Stanley

Merrill Lynch

BY INTERNET:

vote at **www.proxypush.com**

Commonly Used Brokers:

Interactive Brokers

Webull

Trading 212

Vote YES

VOTE BY INTERNET WITH YOUR CONTROL NUMBER:

If you receive electronic proxy voting materials, your control number can be found in the body of the ***VOTE NOW*** email.

If you receive a physical copy of your proxy materials, your control number can be found on your ***proxy card***.

If you are a **Robinhood holder**, proxy voting emails are sent bynoreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.

BY INTERNET:

vote at **www.proxypush.com**

Commonly Used Brokers:

Interactive Brokers

Webull

Trading 212

Vote YES

If you are a **Registered Shareholder** and hold your shares directly with the company and not through a broker, follow the prompts on your proxy card:


BitMine

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to https://aalvote.com/BMNR
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

Scan QR Code for Digital Voting

CONTROL NUMBER

As a stockholder of Bitmine Immersion Technologies, Inc., in addition to voting your shares in person, you also have the option to vote electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on January 14, 2026.

▼ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▼

Vote **YES**

If you are a **Registered Shareholder** and hold your shares directly with the company and not through a broker, follow the prompts on your proxy card:



BitMine

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to https://aalvote.com/BMNR
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

Scan QR Code
for Digital Voting

As a stockholder of Bitmine Immersion Technologies, Inc., in addition to voting your shares in person, you also have the option to vote electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on January 14, 2026.

CONTROL NUMBER

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

Vote YES

Shareholder Meeting: January 15, 2026

Vote YES


Encore
Wynn

BitMine will hold its annual shareholder meeting at the Wynn Las Vegas on January 15, 2026

Illustrative | For Discussion Purposes

The Crypto **Supercycle** intact

Vote YES

Thank You!

Vote YES